UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

NATIONAL MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-15982	95-3819685
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1880 Century Park East, Suite 800
Los Angeles, California		90067
(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code (310) 277-2265

Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.*

C. G. Kum, President and Chief Executive Officer of FCB Bancorp, and Romolo Santarosa, Executive Vice President and Chief Financial Officer of FCB Bancorp, will make a presentation to current and potential investors on September 8, 2006 in San Francisco at the Super Community Bank Conference. A copy of the presentation materials is attached as Exhibit 99.1 of this Form
8-K.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

The following exhibit is being furnished herewith:

99.1  Copy of presentation FCB Bancorp intends to provide to current and prospective investors on September 82, 2006 in San Francisco.

*            The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of FCB Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MERCANTILE BANCORP (Registrant)

By:	/s/ David R. Brown
David R. Brown
Executive Vice President and Chief Financial Officer

Date: September 8, 2006